Exhibit 99.1

For Immediate Release

Lakeland Industries Announces Stock Repurchase Plan

Action Underscores Board’s Belief in Lakeland’s Underlying Long-Term Value, its
Operating Fundamentals, its Business Opportunities and its Growth Prospects

RONKONKOMA, NY– February 21, 2008 -- Lakeland Industries, Inc. (NASDAQ: LAKE), a market leader in protective apparel, today announced that the company’s Board of Directors has authorized the repurchase of up to $3,000,000 worth of Lakeland’s outstanding common stock.

Under this new program, share repurchases may be made from time to time depending on market conditions, share price and availability and other factors at Lakeland’s discretion.  Lakeland’s repurchase of shares will take place in open market transactions or in privately negotiated transactions in accordance with applicable securities and other laws, including the Securities Exchange Act of 1934.  Lakeland intends to finance the purchase using its available cash and cash equivalents.

Depending on market conditions and other factors, the repurchase program may be commenced or suspended at any time without prior notice.  The repurchased shares will be held as treasury stock and will be principally used for ongoing stock issuances under employee stock plans and other general corporate purposes.

Chris Ryan, President of Lakeland commented, “The Board’s approval of this repurchase program is a reflection of the confidence that the board and management have in Lakeland’s operating fundamentals and growth prospects and, accordingly, our shared belief that our current valuation does not reflect Lakeland’s underlying long-term value.  Accordingly, we believe that the acquisition of Lakeland stock is an attractive and appropriate investment in the current market and an appropriate use of our cash.  This repurchase program reflects the ongoing commitment of the Lakeland Board to taking tangible steps intended to enhance shareholder value.”

About Lakeland Industries, Inc.:

Lakeland Industries manufactures and sells a comprehensive line of safety garments and accessories for the industrial protective clothing market.  The Company’s products are sold by an in-house sales force and independent sales representatives to a network of over 1000 safety and mill supply distributors.  These distributors in turn supply end user industrial customers such as chemical/petrochemical, automobile, steel, glass, construction, smelting, janitorial, pharmaceutical and high technology electronics manufacturers, as well as hospitals and laboratories.  In addition, Lakeland supplies fire and police departments, airport crash rescue units, and numerous federal, state and municipal agencies for a variety of uses including Homeland Security Protection for chemical and biological warfare.  For more information concerning Lakeland, please visit us at: www.lakeland.com.

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This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements, without limitation, statements relating to our belief about Lakeland’s future, our belief about Lakeland’s long-term value and our belief that the repurchase of our stock is an attractive investment. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in such forward-looking statements.  Factors that could cause actual events or results to differ materially include, among others, the following: general economic factors and capital market conditions, general industry trends, the potential effects on us of competition in the protective apparel market, growth rates in the protective apparel markets, rapid technological change that can adversely affect the demand for our products, shifts in customer demand, market acceptance of new or enhanced products developed, marketed or sold by us, delays in scheduled product availability dates, actions or announcements by our competitors, reduction in sales to or loss of any significant customers, our ability to successfully integrate acquisitions, our dependence on certain licenses from third parties, our ability to attract and retain qualified personnel and our failure to reduce costs.  These and other risks are detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, copies of which may be obtained from the SEC at www.sec.gov.  Lakeland is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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Lakeland Industries Contacts:
Christopher J. Ryan, CEO, 631-981-9700, CJRyan@lakeland.com
Gary Pokrassa, CFO, 631-981-9700, GAPokrassa@lakeland.com

Investor Relation Contact:
Jordan Darrow, Darrow Associates, 631-367-1866, jdarrow@darrowir.com